UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHEVRON CORPORATION 1400 SMITH ST. HOUSTON, TX 77002 Your Vote Counts! CHEVRON CORPORATION 2026 Annual Meeting Vote by May 26, 2026 11:59 p.m. EDT. For shares held in a Plan, vote by May 21, 2026 11:59 p.m. EDT. V88053-P46742-Z92126 You invested in CHEVRON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2026. Get informed before you vote View the Notice of the 2026 Annual Meeting, 2026 Proxy Statement, and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 27, 2026 8:00 a.m. CDT www.virtualshareholdermeeting.com/CVX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1a.	Wanda M. Austin	For
1b.	John B. Frank	For
1c.	Enrique Hernandez, Jr.	For
1d.	John B. Hess	For
1e.	Marillyn A. Hewson	For
1f.	Thomas W. Horton	For
1g.	Jon M. Huntsman Jr.	For
1h.	Dambisa F. Moyo	For
1i.	Debra Reed-Klages	For
1j.	D. James Umpleby III	For
1k.	Cynthia J. Warner	For
1l.	Michael K. Wirth	For
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2026	For
3.	Advisory Vote to Approve Named Executive Officer Compensation	For
4.	Adopt an Independent Chair	Against
5.	Report on Indigenous Peoples' Rights	Against
6.	Commission a Third-Party Report on Human Rights Processes	Against

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V88054-P46742-Z92126